Exhibit 99.1

CINEMARK HOLDINGS, INC. REPORTS RECORD GLOBAL REVENUES OF $821.8 MILLION

FOR THE THIRD QUARTER OF 2019

Plano, TX, November 5, 2019 – Cinemark Holdings, Inc. (NYSE: CNK), one of the largest motion picture exhibitors in the world, today reported results for the three and nine months ended September 30, 2019.

Cinemark Holdings, Inc.’s total revenues for the three months ended September 30, 2019 increased 9.0% to a record $821.8 million from $754.2 million for the three months ended September 30, 2018. For the three months ended September 30, 2019, admissions revenues increased 6.3% to $454.5 million and concession revenues increased 9.6% to $289.5 million. For the three months ended September 30, 2019, attendance increased 5.0% to 73.3 million patrons, average ticket price increased 1.1% to $6.20 and concession revenues per patron increased 4.5% to $3.95.

Net income attributable to Cinemark Holdings, Inc. for the three months ended September 30, 2019 was $31.4 million compared to $50.2 million for the three months ended September 30, 2018. Diluted earnings per share for the three months ended September 30, 2019 was $0.27 compared to $0.43 for the three months ended September 30, 2018.

Adjusted EBITDA for the three months ended September 30, 2019 increased to $169.8 million from $168.4 million for the three months ended September 30, 2018. Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release and at investors.cinemark.com.

“Our third quarter’s record worldwide revenues were fueled by strength in both our domestic and international operations,” stated Mark Zoradi, Cinemark’s Chief Executive Officer.  “In addition to the film content that resonated extremely well with our global audiences, we benefited from the continued focus and execution of our guest-oriented strategic priorities.  We continue to believe the investments we are making to differentiate and enrich the overall entertainment experience we provide our guests will further position Cinemark for long-term success.”

Cinemark Holdings, Inc.’s total revenues for the nine months ended September 30, 2019 increased 2.9% to $2,494.3 million from $2,423.2 million for the nine months ended September 30, 2018. For the nine months ended September 30, 2019, admissions revenues were $1,371.1 million and concession revenues increased 6.6% to $886.1 million. For the nine months ended September 30, 2019, attendance was 215.8 million patrons, average ticket price was $6.35 and concession revenues per patron increased 6.2% to $4.11.

Net income attributable to Cinemark Holdings, Inc. for the nine months ended September 30, 2019 was $165.1 million compared to $194.4 million for the nine months ended September 30, 2018. Diluted earnings per share for the nine months ended September 30, 2019 was $1.41 compared to $1.66 for the nine months ended September 30, 2018.

Adjusted EBITDA for the nine months ended September 30, 2019 was $566.8 million compared to $583.4 million for the nine months ended September 30, 2018. Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release and at investors.cinemark.com.

As of September 30, 2019, the Company’s aggregate screen count was 6,082 and the Company had commitments to open seven new theatres and 63 screens during the remainder of 2019 and 22 new theatres and 214 screens subsequent to 2019.

Conference Call/Webcast – Today at 8:30 AM ET

Telephone: via 800-374-1346 or 706-679-3149 (for international callers).

Live Webcast/Replay: Available live at investors.cinemark.com. A replay will be available following the call and archived for a limited time.

About Cinemark Holdings, Inc.

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theatre companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, operates 548 theatres with 6,082 screens in 41 states domestically and 15 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the moviegoing experience. For more information go to https://investors.cinemark.com/

Financial and Media Contact :

Chanda Brashears – 972-665-1671 or cbrashears@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company’s Annual Report on Form 10-K filed February 28, 2019. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cinemark Holdings, Inc.

Financial and Operating Summary

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Statement of income data:
Revenues
Admissions	$454,429	$427,616	$1,371,041	$1,389,110
Concession	289,477	264,165	886,083	831,243
Other	77,911	62,454	237,172	202,906
Total revenues	821,817	754,235	2,494,296	2,423,259
Cost of operations
Film rentals and advertising	254,911	230,121	759,693	758,242
Concession supplies	51,573	42,720	157,361	134,577
Salaries and wages	103,270	92,495	308,316	285,997
Facility lease expense	87,436	80,592	262,529	243,873
Utilities and other	123,877	112,832	357,210	337,866
General and administrative expenses	44,702	38,299	127,002	123,714
Depreciation and amortization	67,760	64,971	196,795	193,656
Impairment of long-lived assets	27,304	1,641	45,382	5,020
Loss on disposal of assets and other	2,453	7,826	8,057	28,666
Total cost of operations	763,286	671,497	2,222,345	2,111,611
Operating income	58,531	82,738	271,951	311,648
Interest expense	(24,967)	(27,144)	(75,037)	(82,725)
Loss on debt amendments and refinancing	—	—	—	(1,484)
Interest income	3,903	2,761	10,062	7,861
Foreign currency exchange loss	(4,406)	(3,126)	(4,785)	(6,947)
Distributions from NCM	2,474	2,386	9,168	12,168
Interest expense - NCM	(4,666)	(4,983)	(14,180)	(14,875)
Equity in income of affiliates	15,139	14,158	33,982	29,208
Income before income taxes	46,008	66,790	231,161	254,854
Income taxes	14,053	16,169	64,152	59,592
Net income	$31,955	$50,621	$167,009	$195,262
Less: Net income attributable to noncontrolling interests	602	393	1,957	878
Net income attributable to Cinemark Holdings, Inc.	$31,353	$50,228	$165,052	$194,384
Earnings per share attributable to Cinemark Holdings, Inc.'s common stockholders
Basic	$0.27	$0.43	$1.41	$1.66
Diluted	$0.27	$0.43	$1.41	$1.66
Weighted average shares outstanding - Diluted	116,600	116,322	116,577	116,288

Other Operating Data

(unaudited, in thousands)

	As of	As of
	September 30,	December 31,
	2019	2018
Balance sheet data:
Cash and cash equivalents	$482,772	$426,222
Theatre properties and equipment, net	$1,682,401	$1,833,133
Total assets	$5,751,603	$4,481,838
Long-term debt, including current portion, net of unamortized debt issue costs	$1,779,647	$1,780,611
Equity	$1,496,451	$1,456,117

Segment Information

(unaudited, in millions, except per patron data)

	U.S. Operating Segment			International Operating Segment					Consolidated
	Three Months Ended September 30,			Three Months Ended September 30,			Constant Currency (1)		Three Months Ended September 30,
Revenues	2019	2018	% Change	2019	2018	% Change	2019	% Change	2019	2018	% Change
Admissions revenues	$351.1	$333.3	5.3%	$103.4	$94.3	9.7%	$114.7	21.6%	$454.5	$427.6	6.3%
Concession revenues	$230.4	$207.9	10.8%	$59.1	$56.2	5.2%	$65.4	16.4%	$289.5	$264.1	9.6%
Other revenues	$51.5	$41.1	25.3%	$26.3	$21.4	22.9%	$29.9	39.7%	$77.8	$62.5	24.5%
Total revenues	$633.0	$582.3	8.7%	$188.8	$171.9	9.8%	$210.0	22.2%	$821.8	$754.2	9.0%
Attendance	44.1	43.7	0.9%	29.2	26.1	11.9%			73.3	69.8	5.0%
Average ticket price	$7.96	$7.63	4.3%	$3.54	$3.61	(1.9)%	$3.93	8.9%	$6.20	$6.13	1.1%
Concession revenues per patron	$5.22	$4.76	9.7%	$2.02	$2.15	(6.0)%	$2.24	4.2%	$3.95	$3.78	4.5%

	U.S. Operating Segment		International Operating Segment			Consolidated
	Three Months Ended		Three Months Ended			Three Months Ended
	September 30,		September 30,			September 30,
Cost of Operations	2019	2018	2019	2018	Constant Currency (1) 2019	2019	2018
Film rentals and advertising	$203.5	$185.1	$51.4	$45.0	$57.1	$254.9	$230.1
Concession supplies	$38.6	$31.2	$12.9	$11.5	$14.4	$51.5	$42.7
Salaries and wages	$83.2	$73.2	$20.1	$19.3	$22.6	$103.3	$92.5
Facility lease expense	$64.5	$61.1	$22.9	$19.5	$24.8	$87.4	$80.6
Utilities and other	$91.7	$83.0	$32.2	$29.9	$36.0	$123.9	$112.9

	U.S. Operating Segment			International Operating Segment					Consolidated
	Nine Months Ended September 30,			Nine Months Ended September 30,			Constant Currency (1)		Nine Months Ended September 30,
Revenues	2019	2018	% Change	2019	2018	% Change	2019	% Change	2019	2018	% Change
Admissions revenues	$1,066.9	$1,091.5	(2.3)%	$304.2	$297.6	2.2%	$357.3	20.1%	$1,371.1	$1,389.1	(1.3)%
Concession revenues	$704.7	$661.3	6.6%	$181.4	$169.9	6.8%	$210.6	24.0%	$886.1	$831.2	6.6%
Other revenues	$159.2	$134.9	18.0%	$77.9	$68.0	14.6%	$94.2	38.5%	$237.1	$202.9	16.9%
Total revenues	$1,930.8	$1,887.7	2.3%	$563.5	$535.5	5.2%	$662.1	23.6%	$2,494.3	$2,423.2	2.9%
Attendance	132.9	138.9	(4.3)%	82.9	75.8	9.4%			215.8	214.7	0.5%
Average ticket price	$8.03	$7.86	2.2%	$3.67	$3.93	(6.6)%	$4.31	9.7%	$6.35	$6.47	(1.9)%
Concession revenues per patron	$5.30	$4.76	11.3%	$2.19	$2.24	(2.2)%	$2.54	13.4%	$4.11	$3.87	6.2%

	U.S. Operating Segment		International Operating Segment			Consolidated
	Nine Months Ended		Nine Months Ended			Nine Months Ended
	September 30,		September 30,			September 30,
Cost of Operations	2019	2018	2019	2018	Constant Currency (1) 2019	2019	2018
Film rentals and advertising	$610.3	$616.7	$149.4	$141.5	$175.6	$759.7	$758.2
Concession supplies	$117.6	$98.1	$39.7	$36.5	$46.2	$157.3	$134.6
Salaries and wages	$247.4	$224.3	$60.9	$61.7	$72.5	$308.3	$286.0
Facility lease expense	$194.1	$183.1	$68.4	$60.8	$77.8	$262.5	$243.9
Utilities and other	$260.8	$245.7	$96.4	$92.2	$113.8	$357.2	$337.9
(1)

Constant currency amounts, which are non-GAAP measurements, were calculated using the average exchange rate for the corresponding month for 2018. We translate the results of our international operating segment from local currencies into U.S. dollars using currency rates in effect at different points in time in accordance with U.S. GAAP. Significant changes in foreign currency exchange rates from one period to the next can result in meaningful variations in reported results.    We are providing constant currency amounts for our international operating segment to present a period-to-period comparison of business performance that excludes the impact of foreign currency fluctuations.

Other Segment Information

(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Adjusted EBITDA (1)
U.S.	$132,347	$132,652	$453,404	$476,907
International	37,411	35,740	113,346	106,518
Total Adjusted EBITDA (1)	$169,758	$168,392	$566,750	$583,425
Capital expenditures
U.S.	$50,679	$65,458	$148,609	$195,104
International	20,664	17,915	37,903	50,858
Total capital expenditures	$71,343	$83,373	$186,512	$245,962
(1)

Adjusted EBITDA represents net income before income taxes, depreciation and amortization expense and other items, as calculated below. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and liquidity, estimate our value and evaluate our ability to service debt. In addition, we use Adjusted EBITDA for incentive compensation purposes.

Reconciliation of Adjusted EBITDA

(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income	$31,955	$50,621	$167,009	$195,262
Add (deduct):
Income taxes	14,053	16,169	64,152	59,592
Interest expense (a)	24,967	27,144	75,037	82,725
Other income, net (b)	(9,970)	(8,810)	(25,079)	(15,247)
Loss on debt amendments and refinancing	—	—	—	1,484
Distributions from DCIP (c)	2,694	—	7,912	5,201
Other cash distributions from equity investees (d)	5,804	4,786	20,251	15,840
Depreciation and amortization (a)	67,760	64,971	196,795	193,656
Impairment of long-lived assets	27,304	1,641	45,382	5,020
Loss on disposal of assets and other	2,453	7,826	8,057	28,666
Non-cash rent (e)	(1,102)	—	(3,252)	—
Deferred lease expenses - theatres (a)(f)	—	216	—	(488)
Deferred lease expenses - projectors (a)(g)	—	(236)	—	(464)
Amortization of long-term prepaid rents (a)(f)	—	578	—	1,814
Share based awards compensation expense (h)	3,840	3,486	10,486	10,364
Adjusted EBITDA	$169,758	$168,392	$566,750	$583,425
(a)	Amounts for the three and nine months ended September 30, 2019 were impacted by the adoption of ASC Topic 842 and the resulting change in the classification of certain of the Company’s leases.
(b)	Includes loss on debt amendments and refinancing, interest income, foreign currency exchange loss, interest expense – NCM and equity in income of affiliates.
(c)	Cash distributions from DCIP, which were recorded as a reduction of the Company’s investment in DCIP.
(d)	Cash distributions received from equity investees, other than those from DCIP noted above, that were recorded as a reduction of the respective investment balances.
(e)

The adoption of ASC Topic 842 impacted how the Company amortizes lease related assets and liabilities such as deferred lease expenses, favorable and unfavorable lease intangible assets, long-term prepaid rents and deferred lease incentives.  Beginning January 1, 2019, these items are amortized to facility lease expense for theatre operating leases and utilities and other for equipment operating leases.

(f)	Non-cash expense included in facility lease expense.
(g)	Non-cash expense included in utilities and other.
(h)	Non-cash expense included in general and administrative expenses.